UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2023

 UNIQUE FABRICATING, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-37480	46-1846791
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Standard Parkway
Auburn Hills,	Michigan	48326
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (248) 853-2333
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.001 per share	UFAB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
On April 6, 2023, Unique Fabricating, Inc. (the “Company”) received a notice letter (the “Notice”) from the NYSE Regulation Department (the “Staff”) notifying the Company that, based upon the Company’s failure to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report”) by the filing due date, March 31, 2023 (the “Filing Delinquency”), it was not in compliance with the New York Stock Exchange American’s continued listing requirements. The Company is now subject to the procedures and requirements set forth in Section 1007 of the New York Stock Exchange American (“NYSE American” or the “Exchange”) Company Guide (the “Company Guide”).
During the six-month period from the date of the Filing Delinquency (the "Initial Cure Period"), the Exchange will monitor the Company and the status of the Delinquent Report and any subsequent delayed filings, including through contact with the Company, until the Filing Delinquency is cured. If the Company fails to cure the Filing Delinquency within the Initial Cure Period, the Exchange may, in the Exchange's sole discretion, allow the Company's securities to be traded for up to an additional six-month period (the "Additional Cure Period") depending on the Company's specific circumstances. If the Exchange determines that an Additional Cure Period is not appropriate, suspension and delisting procedures will commence in accordance with the procedures set out in Section 1010 of the Company Guide. If the Exchange determines that an Additional Cure Period of up to six months is appropriate and the Company fails to file its delinquent report and any subsequent delayed filings by the end of that period, suspension and delisting procedures will generally commence.
The NYSE American may in its sole discretion decide (i) not to afford an issuer any Initial Cure Period or Additional Cure Period, as the case may be, at all or (ii) at any time during the Initial Cure Period or Additional Cure Period, to truncate the Initial Cure Period or Additional Cure Period, as the case may be, and immediately commence suspension and delisting procedures if the issuer is subject to delisting pursuant to any other provision of the Company Guide, including if the Exchange believes, in the Exchange's sole discretion, that continued listing and trading of an issuer's securities on the Exchange is inadvisable or unwarranted in accordance with Sections 1001-1006 of the Company Guide. At this time, the anticipated date the Filing Delinquency will be cured is not known.
Item 9.01. Exhibits.
(d) Exhibits. The following exhibits are filed herewith:
EXHIBIT INDEX

Exhibit No.	Description

99.1	Unique Fabricating, Inc. press release date April 12, 2023
104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE FABRICATING, INC.
Date: April 12, 2023	By:	/s/ Brian P. Loftus
Brian P. Loftus
Chief Financial Officer